                                                                    EXHIBIT (V)




                    MONTHLY CERTIFICATEHOLDERS' STATEMENT
                        Discover Card Master Trust I
                       Series 1998-6 Monthly Statement
                   Class A Certificate CUSIP #25466KBY4
                   Class B Certificate CUSIP #25466KBZ1


Trust Distribution Date: January 15, 1999   Due Period Ending: December 31, 1998

Pursuant to the Series Supplement dated as of July 30, 1998 relating to the Pooling and Servicing Agreement dated as of October 1, 1993 by and between Greenwood Trust Company and U.S. Bank National Association, as Trustee, the Trustee is required to prepare certain information each month regarding current distributions to Certificateholders and the performances of the Trust. The information for the Due Period and the Trust Distribution Date listed above is set forth below:

1.     Payments for the benefit of Series Investors this Due Period (per $1000
       -----------------------------------------------------------------------
       of Class Initial Investor Interest)
       -----------------------------------

       Series  1998-6                                       Total           Interest           Principal
           Class A      30 days at 5.850000000%        $4.875000000      $4.875000000        $0.000000000

           Class B      30 days at 6.050000000%        $5.041666667      $5.041666667        $0.000000000

2.     Principal Receivables at the end of the Due Period
       --------------------------------------------------

  (a)  Aggregate Investor Interest                                                    $18,653,104,342.64
       Seller Interest                                                                 $9,454,017,561.11

       Total Master Trust                                                             $28,107,121,903.75


  (b)  Group One Investor Interest                                                    $16,103,104,342.64

  (c)  Group Two Investor Interest                                                     $2,550,000,000.00

  (d)  Series 1998-6 Investor Interest                                                   $526,316,000.00

  (e)  Class A Investor Interest                                                         $500,000,000.00

       Class B Investor Interest                                                          $26,316,000.00

3.     Allocation of Receivables Collected During the Due Period
       ---------------------------------------------------------

                                                                   Finance Charge              Principal             Yield
                                                                    Collections               Collections          Collections
  (a)  Allocation of Collections between Investor and Seller

       Aggregate Investor Allocation                                $305,843,595.24         $2,723,677,162.01            $0.00

       Seller                                                        $85,109,264.76           $757,936,946.60            $0.00

  (b)  Group One Allocation                                         $264,320,101.02         $2,353,891,445.90            $0.00

  (c)  Group Two Allocation                                          $41,523,494.22           $369,785,716.11            $0.00

  (d)  Series 1998-6 Allocations                                      $8,570,468.59            $76,323,944.49            $0.00

  (e)  Class A Allocations                                            $8,141,984.26            $72,508,095.43            $0.00

       Class B Allocations                                              $428,484.33             $3,815,849.06            $0.00

4.     Information Concerning the Series Principal Funding Accounts ("SPFA")
       ---------------------------------------------------------------------

                                               Deposits into the
                                                SPFAs This                  SPFA           Deposit Deficit            Investment
                                                Due Period                 Balance           Amount                    Income
       Series 1998-6                               $0.00                   $0.00                0.00                    $0.00

5.     Information Concerning Amount of Controlled Liquidation Payments
       ----------------------------------------------------------------

                                                                                                             Total Payments
                                                  Amount Paid                 Deficit Amount                 Through This
                                                 This Due Period              This Due Period                 Due Period
       Series 1998-6                                   $0.00                         $0.00                           $0.00

6.     Information Concerning the Series Interest Funding Accounts ("SIFA")
       --------------------------------------------------------------------

                                                                Deposits Into the
                                                                  SIFAs This
                                                                  Due Period                             SIFA Balance
       Series 1998-6                                           $2,570,176.50                                    $0.00

7.     Pool Factors
       ------------

                                                                                                         This Due Period
       Class A                                                                                                1.00000000

       Class B                                                                                                1.00000000

8.     Investor Charged-Off Amount
       ---------------------------

                                                                                                          Cumulative
                                                                                                      Investor Charged-Off
                                                                This Due Period                             Amount
  (a)  Group One                                                   $100,357,279.92                             $0.00

  (b)  Group Two                                                    $15,765,675.46                             $0.00

  (c)  Series 1998-6                                                 $3,254,042.78                             $0.00

  (d)  Class A                                                       $3,091,355.48                             $0.00

       Class B                                                         $162,687.30                             $0.00

9.     Investor Losses This Due Period
       -------------------------------

                                                                                                        Per $1,000 of
                                                                                                       Original Invested
                                                                           Total                         Principal
  (a)  Group One                                                             $0.00                           $0.00

  (b)  Group Two                                                             $0.00                           $0.00

  (c)  Series 1998-6                                                         $0.00                           $0.00

  (d)  Class A                                                               $0.00                           $0.00

       Class B                                                               $0.00                           $0.00

10.    Reimbursement of Investor Losses This Due Period                                                  Per $1,000 of
       ------------------------------------------------                                                 Original Invested
                                                                              Total                       Principal
  (a)  Group One                                                                $0.00                         $0.00

  (b)  Group Two                                                                $0.00                         $0.00

  (c)  Series 1998-6                                                            $0.00                         $0.00

  (d)  Class A                                                                  $0.00                         $0.00

       Class B                                                                  $0.00                         $0.00

11.    Aggregate Amount of Unreimbursed Investor Losses                                                  Per $1,000 of
       ------------------------------------------------                                                 Original Invested
                                                                              Total                       Principal
  (a)  Group One                                                                $0.00                         $0.00

  (b)  Group Two                                                                $0.00                         $0.00

  (c)  Series 1998-6                                                            $0.00                         $0.00

  (d)  Class A                                                                  $0.00                         $0.00

       Class B                                                                  $0.00                         $0.00

12.    Investor Monthly Servicing Fee Payable at the end of the Due Period
       -------------------------------------------------------------------

  (a)  Group One                                                                                      $27,053,785.01

  (b)  Group Two                                                                                       $4,250,000.00

  (c)  Series 1998-6                                                                                     $877,193.33

  (d)  Class A                                                                                           $833,333.33

       Class B                                                                                            $43,860.00

13.    Class Available Subordinated Amount at the end of the Due Period
       ----------------------------------------------------------------

                                                                                                         As a Percentage
                                                                                                           of Class A
                                                                                  Total                  Invested Amount
       Series 1998-6 Class B                                                  $44,736,860.00                8.9474%

14.    Total Available Credit Enhancement Amounts
       ------------------------------------------

                                                                           Shared Amount               Class B Amount
       Maximum Amount                                                               $0.00                $21,052,640.00

       Available Amount                                                             $0.00                $21,052,640.00

       Amount of Drawings on Credit Enhancement
         for this Due Period                                                        $0.00                         $0.00

15.    Delinquency Summary
       -------------------

       End of Due Period Master Trust Receivables Outstanding $28,518,361,329.71

                                                Delinquent Amount                       Percentage of Ending
       Payment Status                           Ending Balance                          Receivables Outstanding
       30-59 days                              $808,568,403.91                               2.84%

       60-179 days                           $1,201,933,922.02                               4.21%


                                                U.S. BANK NATIONAL ASSOCIATION
                                                as Trustee


                                            BY:
                                                ----------------------------

                                                      Vice President

                    MASTER SERVICER'S CERTIFICATE STATEMENT

                          Discover Card Master Trust I

                        Series 1998-6 Monthly Statement

                                  CREDIT CARD
                           PASS-THROUGH CERTIFICATES

     The undersigned, a duly authorized representative of Greenwood Trust Company ("Greenwood"), as Master Servicer pursuant to the Pooling & Servicing Agreement dated as of October 1, 1993 (the"Pooling & Servicing Agreement") and the Series Supplement, dated as of July 30, 1998 (the "Series Supplement") by and between Greenwood and U.S. Bank National Association, as Trustee, does hereby certify as follows with respect to the Supplement Discover Card Master Trust I, Series 1998-6 Master Trust Certificates for the Distribution Date occurring on January 15, 1999:

 1.  Greenwood is Master Servicer under the Pooling and Servicing Agreement.

 2.  The undersigned is a Servicing Officer of Greenwood as Master Servicer.

 3.  The aggregate amount of Collections processed during the related Due
     Period is equal to                                                                   $3,872,566,968.60

 4.  The aggregate amount of Class A Principal Collections processed during
     the related Due Period is equal to                                                      $72,508,095.43

 5.  The aggregate amount of Class A Finance Charge Collections processed
     during the related Due Period is equal to                                                $8,141,984.26

 6a. The aggregate amount of Class A Principal Collections recharacterized as
     Series Yield Collections during the related Due Period is equal to                               $0.00

 6b. The aggregate amount of Class A Additional Funds for this Distribution
     date is equal to                                                                                 $0.00

 7. The amount of drawings under the Credit Enhancement required to be made on the related Drawing Date pursuant to the Series Supplement:

     (a)  with respect to the Class A Required Amount Shortfall                                       $0.00
          is equal to

     (b)  with respect to the Class A Cumulative Investor Charged-Off                                 $0.00
          Amount is equal to

     (c)  with respect to the Class A Investor Interest is equal to                                   $0.00

 8.  The sum of all amounts payable to the Class A Certificateholders
     on the current Distribution Date is equal to                                            $13,406,250.00

 9.  The aggregate amount of Class B Principal Collections processed during
     the related Due Period is equal to                                                           $3,815,849.06

10.  The aggregate amount of Class B Finance Charge Collections processed
     during the related Due Period is equal to                                                      $428,484.33

11a. The aggregate amount of Class B Principal Collections recharacterized as
     Series Yield Collections during the related Due Period is equal to                                   $0.00

11b. The aggregate amount of Class B Additional Funds for this Distribution
     date is equal to                                                                                     $0.00

12. The amount of drawings under the Credit Enhancement required to be made on the related Drawing Date pursuant to the Series Supplement:

     (a)  with respect to the Class B Required Amount Shortfall                                           $0.00
          is equal to

     (b)  with respect to the Class B Cumulative Investor Charged-Off                                     $0.00
          Amount is equal to

     (c)  with respect to the Class B Investor Interest is equal to                                       $0.00

13.  The sum of all amounts payable to the Class B Certificateholders
     on the current Distribution Date is equal to                                                   $729,720.75

14. Attached hereto is a true copy of the statement required to be delivered by the Master Servicer on the date of this Certificate to the Trustee pursuant to Section 16 of the Series Supplement.

       IN WITNESS WHEREOF, the undersigned has duly executed and delivered certificate this 15th day of January, 1999.



                                     GREENWOOD TRUST COMPANY
                                       as Master Servicer

                                     By:
                                        -------------------------
                                     Vice President, Chief Accounting Officer,
                                     and Treasurer